                                                Filed pursuant to Rule 424(b)(3)
                                                      Registration No. 333-37794


           PROSPECTUS SUPPLEMENT NO. 3 DATED NOVEMBER 20, 2001 TO THE
                        PROSPECTUS DATED MARCH 9, 2001 OF
                       VERTEX PHARMACEUTICALS INCORPORATED

This Prospectus Supplement No. 3 amends the information in the table under the caption "Selling Holders" in the Prospectus dated March 9, 2001, as previously amended, by deleting the information contained in the table regarding the Selling Security Holders with respect to the principal amount of notes and common stock of Vertex Pharmaceuticals Incorporated and substituting therefore the following table:


                                                             PRINCIPAL AMOUNT OF      NUMBER OF SHARES OF COMMON STOCK
                                                              NOTES BENEFICIALLY      ISSUABLE UPON CONVERSION OF  THE
NAME OF SECURITY HOLDER                                    OWNED AND OFFERED (1)             NOTES THAT MAY BE OFFERED
-----------------------                                    ---------------------      --------------------------------
AAM/Zazone Institutional Income Fund L.P.                           $    850,000                        9,213

AFTRA Health Fund                                                   $    300,000                        3,251

AIG/National Union Fire Insurance                                   $    975,000                       10,567

Alexandra Global Investment Fund 1 Ltd                              $  3,000,000                       32,516

AllState Insurance Company                                          $  2,000,000                       21,677

Alpine Associates                                                   $  4,600,000                       49,859

Alpine Partners, L.P.                                               $    700,000                        7,587

American Motorist Insurance Company                                 $    763,000                        8,270

Arapahoe County Colorado                                            $     75,000                          812

Arkansas Teachers Retirement                                        $  5,850,000                       63,407

Argent Classic Arbitrage fund (Bermuda) L.P.                        $  4,400,000                       47,691

Argent Classic Convertible Arbitrage Fund (Bermuda) L.P.            $  5,400,000                       58,530


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


Argent Classic Convertible Arbitrage Fund L.P.                      $  1,600,000                       17,342

Associated Electric & Gas Insurance Services Limited                $    400,000                        4,335

Attorney's Title Insurance Fund, Inc.                               $    500,000                        5,419

Bank Austria Cayman Island, L                                       $  6,000,000                       65,033

Baptist Health Southern Florida                                     $    367,000                        3,977

Bear Stearns                                                        $  5,000,000                       54,195

BNP Cooper Neff Convertible Strategies Fund, L.P.                   $    188,000                        2,037

Boilermakers Blacksmith Pension Trust                               $  1,650,000                       17,884

Boston Museum of Fine Arts                                          $    151,000                        1,636

Boulder II Limited                                                  $  2,850,000                       30,891

BP Amoco PLC Master Trust                                           $  1,758,000                       19,054

BTES - Convertible ARB                                              $ 46,130,000                      500,000

BTPO Growth vs. Value                                               $138,390,000                    1,500,000

California Public Employees Retirement System Nominee               $  3,000,000                       32,516
Name Surfboard & Co.

CALAMOS Market Neutral Fund-CALAMOS Investment Trust                $  1,670,000                       18,101

Canyon Capital Arbitrage Master Hedge Fund. LTD.                    $ 50,743,000                      550,000

Canyon Value Realization (Cayman) Ltd.                              $ 11,000,000                      119,228

CFFX, LLC                                                           $  2,000,000                       21,677

CIBC World Markets                                                  $  6,000,000                       65,033

City of New Orleans                                                 $    315,000                        3,414

City University of New York                                         $    185,000                        2,005

Clinton Riverside Convertible Portfolio Limited                     $  4,500,000                       48,775


                                      -2-


Conseco Fund Group - Convertible Securities Fund                    $  3,250,000                       35,226

Conseco Health Insurance Company - Convertible                      $  1,500,000                       16,258

Conseco Senior Health Insurance Company - Convertible               $  1,500,000                       16,258

Conseco Variable Insurance Company - Convertible                    $    750,000                        8,129

Consulting Group Capital Markets Funds                              $    450,000                        4,877

Cova Bond Debenture Fund                                            $    500,000                        5,419

Credit Suisse First Boston Corporation                              $  5,000,000                       54,196

CSFB Convertible & Quantitive Strategies                            $  1,000,000                       10,838

D.E. Shaw Investments, L.P.                                         $  1,500,000                       16,258

D.E. Shaw Valence, L.P.                                             $  5,500,000                       59,614

Deephaven Domestic Convertible Trading Co.                          $  1,000,000                       10,838

Delphi Financial Group, Inc.                                        $    500,000                        5,419

Delaware PERS                                                       $  1,840,000                       19,943

Deutsche Bank Securities                                            $  7,521,000                       81,519

Elf Aquitaine                                                       $    200,000                        2,167

Engineers Joint Pension Fund                                        $    621,000                        6,730

Employee Benefit Convertible Securities Fund                        $    200,000                        2,167

Enterprise Convertible Securities Fund                              $    108,000                        1,170

Franklin and Marshall College                                       $    245,000                        2,665

First Republic Bank                                                 $    225,000                        2,438

Fuji U. S. Income Open                                              $    500,000                        5,419

Gaia Offshore Master Fund Ltd.                                      $  2,500,000                       27,097

Goldman Sachs and Company                                           $      3,251                      300,000

Grady Hospital Foundation                                           $    161,000                        1,745


                                      -3-


Granville Capital Corporation                                       $  6,000,000                       65,033

Hamilton Partners Limited                                           $  4,000,000                       43,355

HFR Master Fund, Ltd.                                               $    100,000                        1,083

Highbridge International LLC                                        $ 18,000,000                      195,100

Hotel Union & Hotel Industry of Hawaii                              $    980,000                       10,622

ICI American Holdings Trust                                         $    980,000                       10,622

Independence Blue Cross                                             $    138,000                        1,495

Island Holdings                                                     $     60,000                          650

ITG, Inc.                                                           $    203,000                        2,200

James Cambell Corporation                                           $    386,000                        4,183

JAS Securities                                                      $  2,250,000                       24,387

J.P. Morgan Securities, Inc.                                        $ 10,950,000                      118,686

Jeffries & Company Inc.                                             $     11,000                          119

Kentfield Trading, Ltd.                                             $  3,760,000                       40,754

Lazard Freres & Co. LLC                                             $  1,000,000                       10,838

LDG Limited                                                         $    250,000                        2,709

Lehman Brothers International Europe                                $  1,550,000                       16,800

Lexington Vantage Fund (TQA)                                        $  4,613,000                       50,000

Lipper Convertibles Series II, L.P.'s                               $  1,875,000                       20,323

Lipper Offshore Convertibles, L.P.                                  $    436,000                        4,725

Lipper Offshore Convertibles, L.P. #2                               $    750,000                        8,129

Lippers Convertibles, L.P.'s (Class B)                              $    436,000                        4,725

Local Initiatives Union                                             $     72,000                          780

Lord Abbett Bond Debenture Fund                                     $  2,000,000                       21,677

Lord Abbett Bond Debenture Fund                                     $    500,000                        5,419


                                      -4-


Lumberman's Mutual Casualty                                         $    643,000                        6,969

Mainstay Convertible Fund                                           $  5,000,000                       54,194

Mainstay VP Convertible Portfolio                                   $  1,000,000                       10,838

McMahan Securities                                                  $  2,150,000                       23,303

Merlin Biomed II, L.P.                                              $ 28,834,375                      312,500

Merlin Biomed, L.P.                                                 $230,675,000                    2,500,000

Merrill, Lynch, Pierce, Fenner and Smith Inc.                       $  1,535,000                       16,637

Morgan Stanley & Co.                                                $    500,000                        5,419

Nabisco Corporation                                                 $     45,000                          487

Nalco Chemical Company                                              $    335,000                        3,631

Nations Convertible Securities Fund                                 $  3,300,000                       35,768

New Orleans Firefighters Pension/Relief Fund                        $    166,000                        1,799

New York Life Separate Account #7                                   $    600,000                        6,503

New York Life Insurance and Annuity Corporation                     $ 17,000,000                      184,262

New York Life Insurance Company                                     $ 19,500,000                      211,359

Nicholas Applegate Convertible Fund                                 $  2,107,000                       22,837

Occidental Petroleum Corporation                                    $    305,000                        3,305

Onex Industrial Partners                                            $  1,850,000                       20,052

Onyx Capital Management, LLC                                        $  5,000,000                       54,195

Oxford, Lord Abbett & Co,                                           $    800,000                        8,671

Pacific Life Insurance Company                                      $    500,000                        5,419

Pebble Capital Inc.                                                 $    700,000                        7,587

Penn Treaty Network America Insurance Company                       $    295,000                        3,197

Peoples Benefit Life Insurance Company Teamsters                    $  3,725,000                       40,375

PGEP IV, LLC                                                        $    113,000                        1,224

Physicians Life                                                     $    487,000                        5,278


                                      -5-


PIMCO Convertible Bond                                              $  3,000,000                       32,516

Police & Fireman Retirement System of the City                      $    850,000                        9,213
Of Detroit

Pro Mutual                                                          $  1,171,000                       12,692

Putnam Investment Management Inc. on behalf of:                     $    190,000                        2,059
Putnam Asset Allocation Funds-Balanced Portfolio

Putnam Investment Management, Inc. on behalf of:                    $    130,000                        1,409
Putnam Asset  Allocation Funds - Conservative
Portfolio

Putnam Investment Management, Inc. on behalf of:                    $  1,000,000                       10,838
Putnam Convertible Income-Growth Trust

Putnam Investment Management, Inc. on behalf of:                    $     70,000                          758
Putnam  Convertible Opportunities and Income Trust

Quattro Global Capital, LLC                                         $  1,500,000                       16,258

Quattro Global Capital, LLC                                         $  1,500,000                       16,258

Ramius Capital Group Holdings, Ltd.                                 $    900,000                        9,755

Raytheon Master Pension Trust                                       $    829,000                        8,985

RCG Latitude Master Fund, Ltd.                                      $  1,800,000                       19,510

RJ Reynolds (RJR)                                                   $    143,000                        1,549

Robertson Stephens                                                  $ 30,000,000                      325,168

San Diego City Retirement                                           $  1,247,000                       13,516

San Diego County Convertible                                        $  2,674,000                       28,983

San Diego Employees Retirement Association                          $  1,900,000                       20,593

Salomon Brothers Asset Management Inc.                              $ 31,750,000                      344,136

Screen Actors Guild Convertible                                     $    662,000                        7,175

SG Cowen Securities                                                 $ 12,000,000                      130,067

Shell Pension Trust                                                 $    642,000                        6,958


                                      -6-


Silvercreek Limited Partnership                                     $  1,100,000                       11,923

Southern Farm Bureau Life Insurance                                 $    770,000                        8,345

State of Maryland Retirement Agency                                 $  3,880,000                       42,055

State of Oregon Equity                                              $  5,975,000                       64,762

State Street Bank custodian For GE Pension Trust                    $  1,805,000                       19,564

Starvest Combined Portfolio                                         $  1,185,000                       12,844

Teachers Insurance and Annuity Association                          $  4,000,000                       43,355

The Estate of James Campbell                                        $    509,000                        5,517

The Putnam Advisory Company, Inc. on behalf of:                     $     30,000                          325
University of  Rochester

The Putnam Advisory Company, Inc. on behalf of:                     $     50,000                          541
Parker-Hammifin Corporation

The Putnam Advisory Company, Inc. on behalf of:                     $     30,000                          325
Museum of Fine Arts, Boston

The Putnam Advisory Company, Inc. on behalf of:                     $    100,000                        1,083
ProMutual

TQA Master Fund                                                     $    950,000                       10,296

TQA Master Plus Fund, Ltd.                                          $  1,000,000                       10,838

Tracor, Inc. Employees Retirement Plan                              $    172,000                        1,846

Transamerica Life Insurance and Annuity Company                     $  8,000,000                       86,711

Transamerica Premier Balanced Fund                                  $  1,000,000                       10,838

UBS O'Connor LLC, F/B/O UBS Global Equity Arbitrage                 $    500,000                        5,419
Master  Limited

Value Realization Fund B, LP                                        $    450,000                        4,877

Value Realization Fund, LP                                          $  8,000,000                       86,711

Viacom Inc. Pension Plan Master Trust                               $     68,000                          737

Wake Forest University                                              $  1,163,000                       12,605


                                      -7-


Writers Guild Convertible                                           $    385,000                        4,172

Wyoming State Treasurer                                             $  1,329,000                       14,404

Zeneca Holdings Trust                                               $    765,000                        8,291

Zurich HFR Master Hedge Fund Index Ltd.                             $    250,000                        2,709

Zurich HFR Calamos Holding Limited                                  $     80,000                          867

Zurich HFR Master Hedge Fund Index Ltd.                             $    200,000                        2,167

Zurich International Benchmark Fund                                 $  2,306,500                      250,000

1976 Distribution Trust FBO A.R. Lauder/Zinterhofer                 $     21,000                          227

1976 Distribution Trust FBO Jane A. Lauder                          $     21,000                          227



(1) The number of securities beneficially owned is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any securities as to which the individual has sole or shared voting power or investment power and also any securities which the individual has the right to acquire within 60 days after the date the selling holder provided this information, through the exercise of any stock option or other right. The inclusion in the table of securities, however, does not constitute an admission that the selling holders are direct or indirect beneficial owners of those securities. The selling holders have sole voting power and investment power with respect to all securities of capital stock listed as owned by the selling holders.


This Prospectus Supplement No. 3 should be read in conjunction with the Prospectus dated March 9, 2001.



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